________________________________________________________________________________
________________________________________________________________________________


                              SHOPKO STORES, INC.
                           (a Wisconsin corporation)

                        ____% Senior Notes due ________

                              PURCHASE AGREEMENT



Dated:  August ____, 1999


________________________________________________________________________________
________________________________________________________________________________

                               Table of Contents
                                                                            Page
                                                                            ----


SECTION 1.  REPRESENTATIONS AND WARRANTIES....................................3

     (a)  Representations and Warranties by the Company.......................3
          (i)       Compliance with Registration Requirements.................3
          (ii)      Incorporated Documents....................................4
          (iii)     Independent Accountants...................................4
          (iv)      Financial Statements......................................4
          (v)       No Material Adverse Change in Business....................5
          (vi)      Good Standing of the Company..............................5
          (vii)     Good Standing of Subsidiaries.............................5
          (viii)    Capitalization............................................6
          (ix)      Authorization of Agreement................................6
          (x)       Authorization of the Indenture............................6
          (xi)      Authorization of the Officer's Certificate................6
          (xii)     Authorization of the Securities...........................6
          (xiii)    Description of the Securities and the Indenture...........7
          (xiv)     Absence of Defaults and Conflicts.........................7
          (xv)      Absence of Labor Dispute..................................7
          (xvi)     Absence of Proceedings....................................8
          (xvii)    Accuracy of Exhibits......................................8
          (xviii)   Possession of Intellectual Property.......................8
          (xix)     Absence of Further Requirements...........................8
          (xx)      Possession of Licenses and Permits........................9
          (xxi)     Title to Property.........................................9
          (xxii)    Compliance with Cuba Act..................................9
          (xxiii)   Investment Company Act....................................9
          (xxiv)    Environmental Laws.......................................10
          (xxv)     Registration Rights......................................10
     (b)  Officer's Certificates.............................................10

SECTION 2.  SALE AND DELIVERY TO UNDERWRITERS; CLOSING.......................10

     (a)  Securities.........................................................10
     (b)  Payment............................................................11
     (c)  Denominations; Registration........................................11

SECTION 3.  COVENANTS........................................................11

     (a)  Compliance with Securities Regulations and Commission Requests.....11
     (b)  Filing of Amendments...............................................12
     (c)  Delivery of Registration Statements................................12
     (d)  Delivery of Prospectuses...........................................12
     (e)  Continued Compliance with Securities Laws..........................13
     (f)  Blue Sky Qualifications............................................13

     (g)  Rule 158...........................................................13
     (h)  Use of Proceeds....................................................13
     (i)  Restriction on Sale of Securities..................................13
     (j)  Reporting Requirements.............................................14
     (k)  DTC................................................................14
     (l)  Rating.............................................................14

SECTION 4.  PAYMENT OF EXPENSES..............................................14

     (a)  Expenses...........................................................15
     (b)  Termination of Agreement...........................................15

SECTION 5.  CONDITIONS OF UNDERWRITERS' OBLIGATIONS..........................15

     (a)  Effectiveness of Registration Statement............................15
     (b)  Opinions of Counsel for Company....................................16
     (c)  Opinion of Counsel for Underwriters................................16
     (d)  Officers' Certificates.............................................16
     (e)  Accountant's Comfort Letter........................................17
     (f)  Bring-down Comfort Letter..........................................17
     (g)  Maintenance of Rating..............................................17
     (h)  Indenture..........................................................17
     (i)  Additional Documents...............................................17
     (j)  Termination of Agreement...........................................17

SECTION 6.  INDEMNIFICATION..................................................18

     (a)  Indemnification of Underwriters....................................18
     (b)  Indemnification of Company, Directors and Officers.................18
     (c)  Actions against Parties; Notification..............................19
     (d)  Settlement without Consent if Failure to Reimburse.................19

SECTION 7.  CONTRIBUTION.....................................................20

SECTION 8.  REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY...21

SECTION 9.  TERMINATION OF AGREEMENT.........................................21

     (a)  Termination; General...............................................21
     (b)  Liabilities........................................................22

SECTION 10. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS.......................22

SECTION 11. NOTICES..........................................................22

SECTION 12. PARTIES..........................................................23

SECTION 13. GOVERNING LAW AND TIME...........................................23

SECTION 14. EFFECT OF HEADINGS...............................................23

     SCHEDULES
          Schedule A - List of Underwriters.............................Sch. A-1
          Schedule B - Pricing Information..............................Sch. B-1

     EXHIBITS
          Exhibit A-1  Form of Opinion of Godfrey & Kahn, S.C................A-1
          Exhibit A-2  Form of Opinion of Richard D. Schepp.................A-10
          Exhibit B    Form of Comfort Letter................................B-1

                                                                     Exhibit 1.1
                              SHOPKO STORES, INC.
                           (a Wisconsin corporation)

                             $_____________________
                        ____% Senior Notes due ________

                              PURCHASE AGREEMENT

                                                            August ____, 1999

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Banc of America Securities LLC
Chase Securities Inc.
Lehman Brothers Inc.
  as Representatives of the several Underwriters

c/o  Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated

     North Tower
     World Financial Center
     New York, New York  10281-1209

Ladies and Gentlemen:

ShopKo Stores, Inc., a Wisconsin corporation (the "Company"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, Banc of America Securities LLC, Chase Securities Inc. and Lehman Brothers Inc. are acting as representatives (in such capacity, the "Representatives"), with respect to the issue and sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective principal amounts set forth in said Schedule A of $_________________ aggregate principal amount of the Company's ___ % Senior Notes due ______ (the "Securities"). The Securities are to be issued pursuant to an indenture dated as of July 15, 1993, as supplemented by a First Supplemental Indenture dated as of May 22, 1998 (the "Indenture"), between the Company and U.S. Bank Trust National Association (f/k/a First Trust National Association), as trustee (the "Trustee"). The term "Indenture" as used herein includes the Pricing Committee Resolutions, dated August ____, 1999, and the Officer's Certificate, dated

August __, 1999, establishing the form and terms of the Securities pursuant to Sections 201 and 301 of the Indenture (the "Officer's Certificate").

     The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-79763), as amended by Amendment No. 1 thereto, covering the registration of securities (including the Securities) under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"). Such registration statement, as amended, has been declared effective by the Commission and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"), and the Company has filed such post-effective amendments thereto as may be required and each such post-effective amendment has been declared effective by the Commission. Such registration statement (as so amended, if applicable), including the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) of the 1933 Act Regulations (the "Rule 430A Information") or Rule 434(d) of the 1933 Act Regulations (the "Rule 434 Information"), is referred to herein as the "Registration Statement"; and the final prospectus and the final prospectus supplement relating to the offering of the Securities, in the form first furnished to the Underwriters by the Company for use in connection with the offering of the Securities, are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall also be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). If the Company files a registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then, after such filing, all references to "Registration Statement" shall also be deemed to include the Rule 462(b) Registration Statement. If the Company elects to rely upon Rule 434 of the 1933 Act Regulations, then all references to "Prospectus" shall also be deemed to include the final or preliminary prospectus and the applicable term sheet or abbreviated term sheet (the "Term Sheet"), as the case may be, in the form first furnished to the Underwriters by the Company in reliance upon Rule 434 of the 1933 Act Regulations, and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. A "preliminary prospectus" shall be deemed to refer to any prospectus, together with any related prospectus supplement, that omitted, as applicable, the Rule 430A Information, the Rule 434 Information or other information to be included upon pricing in a form of prospectus or prospectus supplement filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations and was used after such effectiveness and prior to the execution and delivery of this Agreement. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus, or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

     All references in this Agreement to financial statements and schedules and other information which is "contained," "described," "disclosed," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated or deemed to be incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), which is incorporated or deemed to be incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

     SECTION 1.     Representations and Warranties.

     (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the date hereof and as of the Closing Time referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

          (i) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

          At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective, on the date hereof and at the Closing Time, the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations"), and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto (including any prospectus wrapper), at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company elects to rely upon Rule 434 of the 1933 Act Regulations, the Company will comply with the requirements of Rule
     434. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the

     Company in writing by any Underwriter through Merrill Lynch expressly for use in the Registration Statement or Prospectus.

          Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (ii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1933 Act, the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") as applicable, and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the time the Prospectus was issued and at the Closing Time, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (iii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (iv) Financial Statements. The financial statements included and incorporated by reference in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of earnings, shareholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules included in the Registration Statement and the Prospectus present fairly in accordance with GAAP the information required to be stated therein. The selected financial data included and incorporated by reference in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included and incorporated by reference in the Registration Statement and the Prospectus. The pro forma and as adjusted information, if any, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

           (v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated or described therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which could have a Material Adverse Effect, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (vi) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Wisconsin and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement, the Indenture and the Securities; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

          (vii) Good Standing of Subsidiaries. Each subsidiary of the Company (each a "Subsidiary" and, collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable (except by reason of Wisconsin Statute (S) 180.0622(2)(b)) and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only subsidiaries of the Company are (1) the subsidiaries listed on Exhibit
     21.1 to the Company's Form 10-K for the year ended January 30, 1999 and (2) the subsidiaries listed on Exhibit 22.1 to Pamida Holdings Corporation's Form 10-K for the year ended January 31, 1999.

          (viii) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the heading "Description of Common Stock - General" (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus (or a document incorporated by reference therein) or pursuant to the exercise of convertible securities or options referred to in the Prospectus). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable (except by reason of Wisconsin Statute (S) 180.0622(2)(b)); none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

          (ix) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

          (x) Authorization of the Indenture. The Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the 1939 Act and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (xi) Authorization of the Officer's Certificate. The Officer's Certificate has been duly authorized by the Company and, at the Closing Time, will have been duly executed and delivered by an officer of the Company and will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (xii) Authorization of the Securities. The Securities have been duly authorized by the Company and, at the Closing Time, will have been duly executed and delivered by the Company and, when authenticated by the Trustee in the manner provided for in the Indenture, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

          (xiii) Description of the Securities and the Indenture. The Securities and the Indenture will conform in all material respects to the respective statements relating thereto contained in the Prospectus and will be in substantially the respective forms filed or incorporated by reference, as the case may be, as exhibits to the Registration Statement.

          (xiv) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Indenture, the Officer's Certificate and the Securities and the consummation of the transactions contemplated herein and in the Registration Statement and the Prospectus (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder and under the Indenture, the Officer's Certificate and the Securities have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or (except as disclosed in the Registration Statement) Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any material note, debenture or other evidence of material indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

          (xv) Absence of Labor Dispute. No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

          (xvi) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement and the Prospectus (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect (A) the properties or assets of the Company or any subsidiary or (B) the consummation of the transactions contemplated by the Company or the performance of the Company's obligations under the Purchase Agreement, the Indenture or the Securities; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

          (xvii) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

          (xviii)   Possession of Intellectual Property. The Company and its
     subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

          (xix) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, the Securities, the Officer's Certificate or the Indenture or for the due execution, delivery or performance of the Indenture and the Securities by the Company, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations and will be obtained in a timely manner or as may be required under state securities laws.

          (xx) Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them and the absence of which, singly or in the aggregate, would result in a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

          (xxi) Title to Property. The Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Registration Statement and the Prospectus or (b) do not, singly or in the aggregate, affect the value of such property or interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries in a manner that would have a Material Adverse Effect; and all of the leases and subleases of the Company and its subsidiaries and under which the Company or any of its subsidiaries holds properties described in the Prospectus are in full force and effect, and neither the Company nor any subsidiary has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease except to the extent that the failure to be in full force and effect, or any such claim, would have a Material Adverse Effect.

          (xxii) Compliance with Cuba Act. The Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section
     517.075 of the Florida statutes, and the rules and regulations thereunder (collectively, the "Cuba Act") or is exempt therefrom.

          (xxiii)   Investment Company Act. The Company is not, and upon the
     issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

          (xxiv) Environmental Laws. Except as described in the Registration Statement and the Prospectus and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

          (xxv) Registration Rights. Except as disclosed in the Registration Statement, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

               The representations in paragraphs (vii) and (viii) regarding the non-assessibility of securities are subject to the applicability of Wisconsin Statute (S) 180.0622(2)(b).

     (b) Officer's Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

     SECTION 2.  Sale and Delivery to Underwriters; Closing.

     (a) Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price set forth in Schedule B, the aggregate principal amount of Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional principal amount of Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

     (b) Payment. Payment of the purchase price for, and delivery of certificates for, the Securities shall be made at the offices of Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York, or at such other place as shall be agreed upon by the Representatives and the Company, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called "Closing Time").

     Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Securities to be purchased by any Underwriter whose funds have not been received by the Closing Time, but such payment shall not relieve such Underwriter from its obligations hereunder.

     (c) Denominations; Registration. Certificates for the Securities shall be in such denominations ($1,000 or integral multiples thereof) and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time. The certificates representing the Securities shall be registered in the name of Cede & Co. pursuant to the Letter of Representation entered into among the Company, the Trustee and DTC, and shall be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the last business day prior to the Closing Time.

     SECTION 3. Covenants. The Company covenants with each Underwriter as follows:

     (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A, Rule 434 or Rule 415, as applicable, and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement or any Rule 462(b) Registration Statement shall become effective, or any Prospectus, any supplement to the Prospectus, any Term Sheet or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus or Term Sheet, as the case may be, transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus or Term Sheet, as the case may be. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (b) Filing of Amendments. The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall object; provided, however, that the foregoing provision shall not obligate the Company to provide the Representatives with copies of any document filed pursuant to the 1934 Act prior to such filing if such filing occurs after the Closing Time.

     (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (d) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus or preliminary prospectus supplement as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations and the 1939 Act and the 1939 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act or the 1934 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

     (f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

     (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

     (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds".

     (i) Restriction on Sale of Securities. During a period of 15 days from the date of this Agreement, the Company will not, without the prior written consent of Merrill Lynch, directly or indirectly, issue, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any debt securities of or guaranteed by the Company or any securities convertible into or exercisable or exchangeable for debt securities of or guaranteed by the Company or file any registration statement under the 1933 Act with respect to any of the foregoing; provided, however, the Company and any of its subsidiaries may at any time and from time to time borrow funds under the Credit Agreement, dated as of July 8, 1997, among the Company, the banks named therein and Banker's Trust Company, as agent, and any other credit facility existing as of the date hereof.

     (j) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

     (k) DTC. The Company will use its reasonable efforts in cooperation with the Underwriters to permit the Securities to be eligible for clearance and settlement through DTC.

     (l) Rating. The Company shall take all reasonable actions necessary to enable Moody's Investor's Service Inc. and Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., to provide their respective credit ratings of the Securities.

     SECTION 4.  Payment of Expenses.

     (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters, the Indenture and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any transfer taxes or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company's outside counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of
Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of outside counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheets and of the Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of the Trustee, including the reasonable fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities, (ix) the filing fees incident to, and the reasonable fees and disbursements of outside counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Securities, (x) fees and expenses, if any, incurred in connection with the rating of the Securities, and (xi) the fees and expenses of any depositary in connection with holding the Securities in book-entry form; provided, that the aggregate amount of expenses payable by the Company to counsel for the Underwriters pursuant to (v) and (ix) above shall not exceed $15,000.

     (b) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

     SECTION 5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

     (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus and prospectus supplement containing information relating to the description of the Securities, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b)(1), (2), (3), (4) or (5), as applicable (or any required post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A), or, if the Company has elected to rely upon Rule 434 of the 1933 Act Regulations, a Term Sheet including the Rule 434 Information shall have been filed with the Commission in accordance with Rule 424(b)(7).

     (b) Opinions of Counsel for Company. At Closing Time, the Representatives shall have received the favorable opinions, dated as of Closing Time, of Godfrey & Kahn, S.C., counsel for the Company in the form set forth in Exhibit A-1 hereto and Richard D. Schepp, Esq., General Counsel of the Company in the form set forth in Exhibit A-2 hereto. Such letters shall be in form and substance satisfactory to counsel for the Underwriters. The Representatives shall receive signed or reproduced copies of such letters for each of the other Underwriters. Godfrey & Kahn, S.C. may rely on the opinion of Fried, Frank, Harris, Shriver & Jacobson with respect to matters governed by New York law.

     (c) Opinion of Counsel for Underwriters. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Fried, Frank, Harris, Shriver & Jacobson, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters with respect to the matters set forth in clauses (i), (ii) (solely as to preemptive or other similar rights arising by operation of law or under the charter or by-laws of the Company), (v) through (xii), inclusive, (xiii) (solely as to the information in the Prospectus under "Description of Common Stock") and the paragraph immediately following clause (ix) of Exhibit A-1 hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representatives. Fried, Frank, Harris, Shriver & Jacobson may rely on the opinion of Godfrey & Kahn, S.C. with respect to matters governed by Wisconsin law. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

     (d) Officers' Certificates. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President, the Senior Vice President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in
Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

     (e) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from Deloitte & Touche LLP a letter dated such date, substantially in the form of Exhibit C hereto and otherwise in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

     (f) Bring-down Comfort Letter. At Closing Time, the Representatives shall have received from Deloitte & Touche LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

     (g) Maintenance of Rating. At Closing Time, the Securities shall be rated at least Baa by Moody's Investor's Service Inc. and BBB- by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., and the Company shall have delivered to the Representatives a letter dated the Closing Time, from each such rating agency, or other evidence satisfactory to the Representatives, confirming that the Securities have such ratings; and since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Securities or any of the Company's other debt securities by any "nationally recognized statistical rating agency", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, and no such organization shall have publicly announced that it has under surveillance or review its rating of the Securities or any of the Company's other debt securities.

     (h) Indenture. The Company shall have authorized, executed and delivered the Indenture and the Securities, and a duly authorized officer shall have executed and delivered the Officer's Certificate, in each case in form and substance satisfactory to the Representatives and counsel for the Underwriters.

     (i) Additional Documents. At Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

     (j) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time and such termination shall be without liability of any party to any other party except as provided in

Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

     SECTION 6.  Indemnification.

     (a) Indemnification of Underwriters. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

          (iii) against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (b) Indemnification of Company, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     SECTION 7.  Contribution.  If the indemnification provided for in Section
6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the prospectus supplement, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

     The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

     SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Underwriters.

     SECTION 9.  Termination of Agreement.

     (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities, or (v) if since the date of this

Agreement, there has occurred a downgrading in the rating assigned to the Securities or any of the Company's other debt securities by any nationally recognized securities rating agency, or such securities rating agency has publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Securities or any of the Company's other debt securities.

     (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

     SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

          (i) if the aggregate principal amount of the Defaulted Securities does not exceed 10% of the aggregate principal amount of the Securities to be purchased hereunder, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

          (ii) if the aggregate principal amount of the Defaulted Securities exceeds 10% of the aggregate principal amount of the Securities to be purchased hereunder, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement either the Representatives or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

     SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at North Tower, World Financial Center, New York, New York 10281-1201, attention of Amy

Lane and Perry Hall; and notices to the Company shall be directed to the Company at ShopKo Stores, Inc., 700 Pilgrim Way, P.O. Box 19060, Green Bay, WI 54307, attention of Mr. Paul H. Freischlag, Jr., Senior Vice President and Chief Financial Officer, with a copy to Richard D. Schepp, Esq., Senior Vice President and General Counsel.

     SECTION 12. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and, the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 13. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     SECTION 14. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                                  Very truly yours,

                                  SHOPKO STORES, INC.



                                  By:_____________________________________
                                     Richard D. Schepp
                                     Senior Vice President,
                                     General Counsel and Secretary


CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
BANC OF AMERICA SECURITIES LLC
CHASE SECURITIES INC.
LEHMAN BROTHERS INC.

By: MERRILL LYNCH, PIERCE, FENNER & SMITH
                INCORPORATED

By:_________________________
     Authorized Signatory

     For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

                                   SCHEDULE A

                                                                     Principal
                                                                     Amount of
                           Name of Underwriter                      Securities
                           -------------------                      ----------
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated........................................
Banc of America Securities LLC..................................
Chase Securities Inc. ..........................................
Lehman Brothers Inc. ...........................................




                                                                    ----------

         Total...................................................
                                                                    ==========

                                   Sch. A-1

                                  SCHEDULE B

                              SHOPKO STORES, INC.

                                $_______________

                         ____% Senior Notes due ______

     1. The initial public offering price of the Securities shall be ___% of the principal amount thereof, plus accrued interest, if any, from the date of issuance.

     2. The purchase price to be paid by the Underwriters for the Securities shall be ___% of the principal amount thereof.

     3.  The interest rate on the Securities shall be ___% per annum.

     4. The interest payment dates of the Securities shall be _______ and _______ of each year, commencing __________.

     5. The Company will have the right to redeem the Securities at any time, in whole or in part, upon at least 30 days' notice mailed to the registered address of each holder of the Securities. The Company will pay a redemption price equal to the greater of (1) 100% of the principal amount of the Securities to be redeemed or (2) the sum of the present values of the Remaining Scheduled Payments discounted on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of the Treasury Rate plus twenty-five basis points.

     If the Company redeems any Securities, accrued interest on those Securities will be payable to the redemption date.

     "Treasury Rate" means, for any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

     "Comparable Treasury Issue" means the United States Treasury security, selected by a Reference Treasury Dealer appointed by the Company, as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of those Securities.

     "Comparable Treasury Price" means, for any redemption date, (1) the average of the Reference Treasury Dealer Quotations for that redemption date after excluding the highest and lowest of those Reference Treasury Dealer Quotations, or (2) if the Trustee obtains fewer than five Reference Treasury Dealer Quotations, the average of all the quotations.

     "Reference Treasury Dealer" means any nationally recognized investment banking firm that is a primary U.S. Government securities dealer.

     "Reference Treasury Dealer Quotations" means, for each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by that Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding that redemption date.

     "Remaining Scheduled Payments" means, for each Security to be redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related redemption date but for that redemption. If that redemption date is not an interest payment date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security will be reduced by the amount of the interest accrued on the Security to the redemption date.


                                    Sch.B-1

                                                                     Exhibit A-1

                    FORM OF OPINION OF GODFREY & KAHN, S.C.
                          TO BE DELIVERED PURSUANT TO
                                 SECTION 5(b)

                              August _____, 1999


Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
           Incorporated
Banc of America Securities LLC
Chase Securities Inc.
Lehman Brothers Inc.
 As representatives of the several Underwriters

c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
           Incorporated
North Tower
World Financial Center
New York, New York  10281-1209

Ladies and Gentlemen:

     We have acted as counsel to ShopKo Stores, Inc., a Wisconsin corporation (the "Company"), in connection with the public offering by the Company of $_____ in aggregate amount of _____% Senior Notes due _____ (the "Securities"), pursuant to the terms of the Purchase Agreement dated August __, 1999 (the "Purchase Agreement"), by and among the Company, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Chase Securities Inc. and Lehman Brothers Inc. as Representatives of the several Underwriters named in Schedule A thereto. This opinion is furnished to you pursuant to Section 5(b) of the Purchase Agreement. Certain capitalized terms used in this opinion and not defined herein are defined in the Purchase Agreement.

     For purposes of this opinion, we have examined the following:

          (a) the Registration Statement on Form S-3 (File No. 333-79763) relating to the public offering of the Securities and Amendment No. 1 thereto as filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), and evidence satisfactory to us that the Registration Statement, as amended, became effective under the Act on July 14, 1999 (the Registration Statement as amended when it became effective, including documents incorporated therein by reference, is hereinafter referred to as the "Registration Statement," and the Prospectus in the form filed with the Commission on August ____, 1999 pursuant to Rule 424(b), including documents incorporated therein by reference, is hereinafter referred to as the "Prospectus");

          (b)  an executed copy of the Purchase Agreement;

          (c) the Amended and Restated Articles of Incorporation of the Company, certified by the Secretary of State of the State of Wisconsin;

          (d) the Amended and Restated Bylaws of the Company, certified by its Secretary;

          (e) Resolutions of the Board of Directors of the Company adopted on May 26, 1999; and resolutions of the Pricing Committee of the Board of Directors adopted at a meeting thereof on August __, 1999, in each case certified by its Secretary;

          (f) the Indenture, dated July 15, 1993, between the Company and U.S. Bank Trust National Association (f/k/a First Trust National Association), as supplemented by a First Supplemental Indenture dated as of May 22, 1998 (the "Indenture");

          (g) the Officer's Certificate, dated August ____, 1999, establishing the form and terms of the Securities pursuant to sections 201 and 301 of the Indenture (the "Officer's Certificate"); and

          (h)  the Securities.

     We have also examined such other documents and reviewed such questions of law as we have considered necessary and appropriate for purposes of this opinion.

     In rendering our opinions set forth below, we have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures and the conformity to authentic originals of all documents submitted to us as copies. With respect to all parties to agreements or instruments relevant hereto other than the Company, we have assumed that such parties had the requisite power and authority (corporate or otherwise) to execute, deliver and perform such agreements or instruments and that such agreements or instruments are the valid, binding and enforceable obligations of such parties. As to questions of fact material to our opinion, we have relied upon certificates of officers of the Company and of public officials.

     Based on the foregoing, we are of the opinion that:

     (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Wisconsin (meaning in Wisconsin that the Company has filed its most recent annual report and has not filed articles of dissolution).

     (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; and the Company has corporate power and authority to enter into and perform its obligations under the Purchase Agreement, the Indenture and the Securities.

     (iii) The capital stock of the Company conforms as to legal matters to the description thereof set forth in the Prospectus under the caption "Description of Common Stock - General"; the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable (subject to Wis. Stats. (S)180.0622(2)(b)); and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive rights of any securityholder of the Company arising from any law, statute, rule, regulation or the Company's charter or bylaws or, to the best of our knowledge, other similar rights of any securityholder of the Company.

     (iv) Each corporate Subsidiary listed on Schedule A to this opinion has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; except as otherwise disclosed in the Registration Statement and the Prospectus, all of the issued and outstanding capital stock of each corporate Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable (subject to Wis. Stats.
(S)180.0622(2)(b), as applicable) and, to the best of our knowledge, is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any corporate Subsidiary was issued in violation of the preemptive rights of any securityholder of such corporate Subsidiary arising from any law, statute, rule, regulation or the Company's charter or bylaws or, to the best of our knowledge, similar rights of any securityholder of such corporate Subsidiary.

     (v) The Purchase Agreement has been duly authorized, executed and delivered by the Company.

     (vi) The Indenture has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

     (vii) The Officer's Certificate has been duly authorized, executed and delivered by an officer of the Company in accordance with the terms of the Indenture.

     (viii) The Securities are in the form contemplated by the Indenture, have been duly authorized, extended and delivered by the Company and, assuming that the Securities have been duly authenticated by the Trustee, constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be entitled to the benefits of the Indenture.

     (ix)   The Indenture has been duly qualified under the 1939 Act.

     (x) The Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Prospectus.

     (xi) The Registration Statement has been declared effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) under the Act has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

     (xii) The Registration Statement, the Rule 430A Information (as defined in the preamble to the Purchase Agreement) and the Rule 434 Information (as defined in the preamble to the Purchase Agreement), as applicable, the Prospectus and each amendment or supplement to the Registration Statement and Prospectus as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom and each Trustee's Statement of Eligibility on Form T-1 (the "Form T-1s"), as to which we express no opinion) complied as to form in all material respects with the requirements of the Act.

     (xiii) The information in the Prospectus under "Description of Debt Securities" and "Certain United States Federal Income Tax Consequences," in the Registration Statement under Item 15, and in the final prospectus supplement under "Description of the Notes," to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

     (xiv) All descriptions in the Registration Statement and Prospectus of contracts and other documents to which the Company or any of its Subsidiaries is a party, excluding general references in the Registration Statement to such contracts and other documents, are accurate in all material respects.

     (xv) To our knowledge, neither the Company nor any Subsidiary is in violation of its charter or by-laws and no default by the Company or any subsidiary exists in the due performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is filed or incorporated by reference as an exhibit to the Registration Statement or listed on Schedule B to this opinion (the "Material Contracts"), other than such defaults which, singly or in the aggregate, would not result in a Material Adverse Effect.

     (xvi) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the Act, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement, Officer's Certificate or Indenture or for the offering, issuance or sale of the Securities.

     (xvii) The execution, delivery and performance by the Company of the Purchase Agreement, the Indenture and the Securities and the consummation by the Company of the transactions contemplated in the Purchase Agreement and in the Registration Statement and Prospectus (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use Of Proceeds") and compliance by the Company with its obligations under the Purchase Agreement, the Indenture and the Securities do not and will not, whether with or without the giving of notice or lapse of time or both, to the best of our knowledge based solely on our review of agreements and instruments which have been filed or incorporated by reference as exhibits to the Registration Statement, conflict with or constitute a breach of, or default or (except as disclosed in the Registration Statement) Repayment Event (as defined in Section 1(a)(xiii) of the Purchase Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to any of the Material Contracts (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not, singly or in the aggregate, have a Material Adverse Effect), nor will such action result in any violation of the provisions of the articles of incorporation or by-laws of the Company or any Subsidiary or, any applicable law, statute, rule or regulation known to us.

     (xviii) The documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules therein or omitted therefor, as to which we express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder.

     (xix) The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     Nothing has come to our attention that would lead us to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which we express no opinion), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which we express no opinion), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     Our opinions expressed above are limited to the Wisconsin Business Corporation Law, the laws of the States of Wisconsin and New York, and the federal laws of the United States of America. Insofar as our opinions above involve the laws of the State of New York, we have relied with your consent solely on the opinion of Fried, Frank, Harris, Shriver & Jacobson.

     With regard to our opinion as set forth in paragraphs (iii) and (iv) as it relates to the non-assessability of shares of capital stock of the Company, section 180.0622(2)(b) of the Wisconsin Statutes provides that shareholders of a corporation may be assessed up to the par value of their shares to satisfy the obligations of such corporation to its employees for services rendered, but not exceeding six months service in the case of any individual employee. Certain Wisconsin courts have interpreted "par value" to mean the full amount paid by the purchaser of shares upon issuance thereof. Also, in determining whether shares of capital stock of the Company are fully paid, we have relied solely on representations of officers of the Company that the consideration to be received by the Company in connection with the issuance of any shares of its capital stock has in fact been received in conformity with the resolutions of the Board of Directors of the Company authorizing such issuances.

     Wherever we indicate that our opinion with respect to the existence or absence of facts is "to our knowledge" or the like, our opinion is, with your express permission, based solely on the current actual awareness of facts or other information of the attorneys currently with our firm who have represented the Company in connection with the public offering of the Securities and of any other attorneys currently with our firm whom we have determined are likely to have knowledge of the matters covered by this opinion.

     This opinion is limited to the matters set forth herein, and no opinion may be inferred or implied beyond the matters expressly contained herein. These opinions are being provided solely for the purpose of complying with the requirements of Section 5(b) of the Purchase Agreement and are being furnished to you solely for the benefit of the Underwriters. This letter may not be used or relied upon for any other purpose, or furnished to, used by or referred to by any other party, or copied, quoted or referred to in any report or document, or filed with any governmental authority, without our prior written consent, except that Fried, Frank, Harris, Shriver & Jacobson may rely upon this letter with respect to matters of Wisconsin law for purposes of delivering their opinion pursuant to Section 5(c) of the Purchase Agreement.

                             Very truly yours,


                             GODFREY & KAHN, S.C.

                                  Schedule A
                                  ----------

Pamida Holdings Corporation
Pamida Inc.
SVS Trucking, Inc.
ProVantage Holdings, Inc.
ShopKo Ventures-Duluth, Inc.
ShopKo Properties, Inc.
Penn-Daniels, Incorporated
ProVantage Health Services, Inc.
ParMark Corporation
PVHS, Inc.
ProVantage Prescription Management Services L.L.C.
Bravell, Inc.
ProVantage Mail Services, Inc.
ProVantage Vision Management Services, Inc.
ProVMed, LLC

                                  Schedule B
                                  ----------

1. Agreement and Plan of Merger, dated as of May 10, 1999, by and among ShopKo Stores, Inc., ShopKo Merger Corp. and Pamida Holdings Corporation.

                                                                     Exhibit A-2

                     FORM OF OPINION OF RICHARD D. SCHEPP
                          TO BE DELIVERED PURSUANT TO

                                 SECTION 5(b)

                               August ____, 1999


Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
           Incorporated
Banc of America Securities LLC
Chase Securities Inc.
Lehman Brothers Inc.
 As representatives of the several Underwriters

c/o Merrill Lynch & Company
Merrill Lynch, Pierce, Fenner & Smith
           Incorporated
North Tower
World Financial Center
New York, New York 10281-1209

Ladies and Gentlemen:

     I am Senior Vice President, General Counsel and Secretary of ShopKo Stores, Inc., a Wisconsin corporation (the "Company"), and, in that capacity, have assisted the Company in connection with the public offering by the Company of $_____ in aggregate amount of _____% Senior Notes due _____ (the "Securities"), pursuant to the terms of the Purchase Agreement dated August __, 1999 (the "Purchase Agreement"), by and among the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Chase Securities Inc. and Lehman Brothers Inc. as Representatives of the several Underwriters named in Schedule A thereto. This opinion is furnished to you pursuant to Section 5(b) of the Purchase Agreement. Certain capitalized terms used in this opinion and not defined herein are defined in the Purchase Agreement.

     For purposes of this opinion, I have examined such documents and reviewed such questions of law as I have considered necessary or appropriate. In rendering the opinions set forth below, I have assumed the authenticity of all documents submitted to me as originals, the genuiness of all signatures and the conformity to authentic originals of all documents submitted to me as copies. With respect to all parties to agreements or instruments relevant hereto other than the Company and its subsidiaries, I have assumed that each such party had the requisite power and authority (corporate or otherwise) to execute, deliver and perform such agreements or instruments and that such agreements or instruments are the valid, binding and enforceable obligations of each of such parties. As to questions of fact material to my opinion, I have relied upon certificates of officers of the Company and its subsidiaries and of public officials.

     Based on the foregoing, I am of the opinion that:

     (i) To the best of my knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any Subsidiary is a party, or to which the property of the Company or any Subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, of the type required to be disclosed in the Registration Statement (as defined in the preamble to the Purchase Agreement) which is not so disclosed, or which might reasonably be expected to result in a Material Adverse Effect (as defined in Section 1(a)(iv) of the Purchase Agreement) or which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated by the Company or the performance of the Company's obligations under the Purchase Agreement.

     (ii) The execution, delivery and performance of the Purchase Agreement, the Indenture and the Securities and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations under the Purchase Agreement, the Indenture and the Securities do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to any judgment, order, writ or decree, known to me, or any government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties, assets or operations.

     (iii) The information in the Form 10-K under the sections entitled "Business--Government Regulation" and "Legal Proceedings," to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and bylaws or legal proceedings, has been reviewed by me and is correct in all material respects.

     (iv) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

     (v) Each corporate Subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

     (vi) To the best of my knowledge, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

     (vii) To the best of my knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

     (viii) To the best of my knowledge, except as described in the Registration Statement, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

     (ix) To my knowledge, no default by the Company nor any Subsidiary exists in the due performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus, other than such defaults, which, singly or in the aggregate, would not result in a Material Adverse Effect.

     Nothing has come to my attention that would lead me to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information (as defined in the preamble to the Purchase Agreement) (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which I express no opinion), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which I express no opinion), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time (as defined in Section 2(b) of the Purchase Agreement), included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     My opinions expressed above are limited to the laws of the State of Wisconsin and the federal laws of the United States of America. With respect to the opinions herein expressed which relate to laws of a state other than the State of Wisconsin, I have assumed that the laws of such state are identical in all respects to those of the State of Wisconsin.

     Wherever I indicate that my opinion with respect to the existence or absence of facts is "to my knowledge" or the like, my opinion is, with your express permission, based solely on my current actual awareness of facts or other information.

     This opinion is limited to the matters set forth herein, and no opinion may be inferred or implied beyond the matters expressly contained herein. These opinions are being provided solely for the purpose of complying with the requirements of Section 5(b) of the Purchase Agreement and are being furnished to you solely for the benefit of the Underwriters. This letter may not be used or relied upon for any other purpose, or furnished to, used by or referred to by any other party, or copied, quoted or referenced to in any report or document, or filed with any governmental authority, without my prior written consent.

                                 Very truly yours,

                                 SHOPKO STORES, INC.

                                 Richard D. Schepp
                                 Senior Vice President, General Counsel
                                 and Secretary

                                                                       Exhibit B


                 [Form of Comfort Letter of Deloitte & Touche]


August ____, 1999


Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Banc of America Securities LLC
Chase Securities Inc.
Lehman Brothers Inc.
 As representatives of the several Underwriters

c/o  Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
North Tower
World Financial Center
New York, New York  10281-1209

Ladies and Gentlemen:

     We have audited the consolidated balance sheets of ShopKo Stores, Inc. and subsidiaries (the "Company") as of January 30, 1999 and January 31, 1998 and the related consolidated statements of earnings, shareholders' equity and cash flows for the year (52 weeks) ended January 30, 1999, the year (49 weeks) ended January 31, 1998 and for the year (52 weeks) ended February 22, 1997. The above mentioned financial statements are included in the registration statement (No. 333-79763) on Form S-3 filed by the Company with the Securities and Exchange Commission. We also audited the consolidated financial statement schedule included in the Company's Form 10-K for the year ended January 30, 1999 (the "Form 10-K"). Our report with respect to the financial statements referenced above is included and incorporated by reference in the registration statement, and our report with respect to the consolidated financial statement schedule is included in the Form 10-K and incorporated by reference in the registration statement. The registration statement as amended through the date hereof is herein referred to as the Registration Statement.

     In connection with the Registration Statement:

     1. We are independent certified public accountants with respect to the Company within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), and the published rules and regulations thereunder.

     2. In our opinion, the audited consolidated financial statements of the Company audited by us and included and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the published rules and regulations thereunder. In addition, the consolidated financial statement schedule included in the Form 10-K, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

     3. We have not audited any financial statements of the Company as of any date or for any period subsequent to January 30, 1999. Although we have conducted an audit for the year ended January 30, 1999, the purpose (and therefore the scope) of the audit was to enable us to express our opinion on the Company's consolidated financial statements as of January 30, 1999 and for the year then ended, but not on the financial statements for any interim period within that year. Therefore, we are unable to and do not express any opinion on the unaudited consolidated balance sheets as of May 1, 1999 or August 1, 1999 or the unaudited consolidated statements of earnings, cash flows and shareholders' equity for the fiscal quarters ended May 1, 1999, May 2, 1998, August 1, 1999 and August 2, 1998, included and incorporated by reference in the Registration Statement, or on the financial position, results of operations or cash flows as of any date or for any period subsequent to January 30, 1999.

     4. For purposes of this letter, we have read the 1999 minutes of all meetings of the stockholders and board of directors and committees of the board of directors of the Company and its subsidiaries as set forth in the minute books at _______, 1999, officials of the Company having advised us that the minutes of all such meetings through that date were set forth therein; we have carried out other procedures with respect to the Company to [cut-off date] as follows (our work did not extend to the period from [cut-off date] to [date within three business days of pricing]).

     5. With respect to the fiscal quarters ended May 1, 1999, May 2, 1998, August 1, 1999 and August 2, 1998, we have

        a. Performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement on Auditing Standards No. 71, Interim Financial Information ("SAS 71"), on the Company's unaudited consolidated balance sheets as of May 1, 1999 and August 1, 1999 and the related unaudited consolidated statements of earnings, cash flows and shareholders' equity for the fiscal quarters ended May 1, 1999, May 2, 1998, August 1, 1999 and August 2, 1998, and

        b. Inquired of certain officials of the Company who have responsibility for financial and accounting matters whether (1) the unaudited consolidated balance sheet and related consolidated statements of earnings, cash flows and shareholders' equity referred to in 5a above are in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements of the Company included in the Registration Statement, and (2) comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

       c. On the basis of procedures described in paragraphs 5a and 5b above, nothing came to our attention that caused us to believe that the financial statements described in paragraph 5a above do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act regulations or any material modifications should be made to such financial statements for them to be in conformity with generally accepted accounting principles.

     6. Company officials have advised us that no financial statements as of any date or for any period subsequent to August 1, 1999 are available. Accordingly, the procedures carried out by us with respect to changes in financial statement items after August 1, 1999 have, of necessity, been more limited than those with respect to the periods referred to in 5 above. We have inquired of certain officials of the Company who have responsibility for financial and accounting matters whether (i) on [cut-off date], 1999 there was any change in the capital stock, increase in long-term obligations or total current liabilities, or decrease in total assets, working capital or total shareholders' equity of the Company in each case as compared with the amounts shown in the August 1, 1999 balance sheet included in the Registration Statement, or (ii) during the period from August 1, 1999 to [cut-off date], 1999 there was any decrease, as compared with the corresponding period in the preceding year, in total revenues, net sales, income from operations, earnings before income taxes, net earnings before extraordinary item or net earnings.. On the basis of these inquiries and our reading of the minutes as described in 4 above, nothing came to our attention that caused us to believe that there was any such change, increase or decrease, except in all instances for any increases or decreases that the Registration Statement discloses have occurred or may occur.

     7. Based upon the procedures set forth above and a reading of the Selected Historical Consolidated Financial Data included in the Registration Statement and a reading of the financial statements from which such data were derived, nothing came to our attention that caused us to believe that the Selected Historical Consolidated Financial Data included in the Registration Statement do not comply as to form in all material respects with the disclosure requirements of Item 301 of Regulation S-K of the 1933 Act, that the amounts included in the Selected Historical Consolidated Financial Data are not in agreement with the corresponding amounts in the audited consolidated financial statements for the respective periods or that the financial statements not included in the Registration Statement from which certain of such data were derived are not in conformity with generally accepted accounting principles.

     8. We have compared the information included in or incorporated by reference in the Registration Statement under selected captions with the disclosure requirements of Regulation S-K of the 1933 Act and on the basis of limited procedures nothing came to our attention that caused us to believe that this information does not comply as to form in all material respects with the disclosure requirements of Items 302 and 402, respectively, of Regulation S-K.

     9. For purposes of this letter, we have also read the items identified by you on the attached copies of certain pages of the Registration Statement and documents incorporated by reference therein and have performed the following procedures, which were applied as indicated with respect to the letters explained below:

        A. Compared the dollar amounts, descriptions and numbers with the related information shown in the Company's audited consolidated financial statements or the notes thereto, for the respective periods and found them to be in agreement, rounded as appropriate.

        B. Agreed to or recomputed based upon information contained within this registration statement.

        C. Compared the dollar amounts, descriptions and numbers with the related information included in the Company's unaudited consolidated financial statements or the notes thereto, for the respective periods and found them to be in agreement, rounded as appropriate.

        D. Compared the dollar amounts, percentages, descriptions and numbers with supporting schedules or report provided or prepared by employees in the Company's accounting department and found them to be in agreement. Amounts appearing in such schedule or report were compared with accounting records of the Company and found to be in agreement.

        E. Recalculated for mathematical accuracy and found to be in agreement. The amounts or percentages were derived from amounts included in the Company's audited consolidated financial statements or the notes thereto for the periods indicated.

        F. Recalculated for mathematical accuracy and found to be in agreement. The amounts or percentages were derived from amounts included in the Company's unaudited consolidated financial statements for the fiscal quarters indicated.

        G. Compared the dollar amounts, descriptions and number with the supporting board of directors minutes and found them to be in agreement.

        H. Compared the dollar amounts, descriptions and numbers with the Pamida Holdings Corporation financial statements for the period indicated and found them to be in agreement.

        I. Compared the amount with the ProVantage Health Services, Inc. ("ProVantage") financial statements for the period indicated contained in amendment No. 4 to Form S-1 registration statement (No. 333-71743) filed by ProVantage and found them to be in agreement, rounded as appropriate.

        J. Compared with a schedule or report prepared by ProVantage and found them to be in agreement. Amounts appearing in such schedule or report were compared with accounting records of ProVantage and found to be in agreement, rounded as appropriate.

        K. Compared the dollar amounts, percentages, descriptions and number with the supporting schedules or report provided or prepared by employees in the Company's accounting department and found them to be in agreement. Amounts appearing in such schedule or report were compared or reconciled with accounting records of the Company and found to be in agreement.

        L. We compared the information included under the heading "Ratios of Earnings to Fixed Charges" with the requirements of Regulation S-K,
            Item 503(d). We also inquired of certain officials of the Company who have responsibility for financial and accounting matters whether this information conforms with the disclosure requirements of Item 503(d) of Regulation S-K. Nothing came to our attention as a result of the foregoing procedures that caused us to believe that this information does not conform with the disclosure requirements of
            Item 503(d) of Regulation S-K.

        M. Recalculated for mathematical accuracy and found to be in agreement, the amounts or percentages were derived from amounts included in the Company's audited consolidated financial statements or the notes thereto for the periods indicated and the unaudited consolidated financial statements or the notes thereto for the fiscal quarter indicated.

     10. Our audit of the financial statements for the periods referred to in the introductory paragraph of this letter were comprised of audit tests and procedures deemed necessary for the purpose of expressing an opinion on such financial statements taken as a whole. For neither the periods referred to therein nor any other period did we perform audit tests for the purpose of expressing an opinion on individual balances of accounts or summaries of selected transactions such as those enumerated above and, accordingly, we do not express an opinion thereon.

     11. It should be understood that we make no representations regarding questions of legal interpretation or regarding the sufficiency for your purposes of the procedures enumerated above and referenced in the attached marked pages of the Registration Statement; also, such procedures would not necessarily reveal any material misstatement of the amounts or percentages listed in the Registration Statement.

         Further, we have addressed ourselves solely to the foregoing data as set forth in the Registration Statement and make no representations regarding the adequacy of disclosure or regarding whether any material facts have been omitted.

     12. This letter is solely for the information of the addressees and to assist the underwriters in conducting and documenting their investigation of the affairs of the Company in connection with the offering of common stock covered by the Registration Statement, and it is not to be used, circulated, quoted or otherwise referred to for any purpose, including but not limited to the purchase or sale of the common stock, nor is it to be filed with or referred to in whole or in part in the Registration Statement or any other document, except that reference may be made to it in the Purchase Agreement or in any list of closing documents pertaining to the offering of the common stock covered by the Registration Statement.